SUPPLEMENT DATED DECEMBER 1, 2005

TO THE

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following supplements the sections of the Prospectus for the fund listed below entitled “MANAGEMENT OF THE FUND” or “MANAGEMENT”:

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate.

The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $417 billion, of which approximately 21% represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGMI”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGMI and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

The procedures described in the Prospectus under the captions “How to Buy Shares” or “Buying shares”, “Exchanges” or “Exchanging shares”, and “How to Sell Shares” or “Redeeming shares” will not change as a result of the new distribution arrangements.

Under a licensing agreement between Citigroup and Legg Mason, the name of the Fund, the names of any classes of shares of the Fund, and the name of the investment adviser of the Fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the Fund. Citi Marks include, but are not limited to, “Smith Barney,” “Citi,” “CitiFunds” and “Citigroup Asset Management”.

All Citi Marks are owned by Citigroup, and used under license. Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup. Investments in the Fund are not bank deposits or obligations of Citibank.

The following disclosure supplements the section of the SAI for the Fund set forth below entitled “MANAGEMENT/DISTRIBUTOR”:

Effective December 1, 2005, LMIS, located at 100 Light Street, Baltimore, Maryland 21202; and CGMI, located at 388 Greenwich Street, New York, New York 10013 serve as the Fund’s co-distributors pursuant to written agreements or amendments to written agreements, in each case dated December 1, 2005 that were approved by the Fund’s Board on November 21, 2005 (the “Distribution Agreements”). As a result, references in the SAI to the Fund’s distributor or principal underwriter include LMIS and CGMI.

Effective December 1, 2005, with respect to those Fund classes subject to a 12b-1 Plan, the Fund pays service and distribution fees to each of LMIS and CGMI for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. The co-distributors will provide the Fund’s Board with periodic reports of amounts expended under the Fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

The following supplements the section of the SAI entitled “ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF SHARES/SMITH

BARNEY CONNECTICUT MONEY MARKET PORTFOLIO SHARES/DEFERRED SALES CHARGES—CLASS A SHARES”:

LMIS will retain the full amount of the deferred sales charge payable on certain redemptions of Class A shares acquired by exchange from another Smith Barney fund.

The following disclosure supplements the section of the SAI entitled “PORTFOLIO TRANSACTIONS”:

Effective December 1, 2005, CGMI will no longer be an affiliated person of the Fund under the Investment Company Act of 1940, as amended. As a result, the Fund will be permitted to execute transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. However, the Fund does not normally use an agent in executing portfolio transactions, and it will continue to be prohibited from engaging in portfolio transactions with CGMI or an affiliate of CGMI as principal. Similarly, the Fund will be permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

Except as noted above, the policies and procedures described in the SAI under the caption “ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF SHARES” will not change as a result of the new or amended distribution arrangements.

Shareholders with questions about the new or amended distribution arrangements are urged to contact their Service Agent.

CITIFUNDS TRUST III	December 31, 2004
Citi Connecticut Tax Free Reserves,
Smith Barney Connecticut Money Market Portfolio Class A and Y Shares

FD 03326